Other income	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Other income
Other income
Other income for the year ended 31 December 2024 totalled nil (31 December 2023: €107 million; 31 December 2022: €96 million).
The balance for the year ended 31 December 2023 was primarily attributable to the following activities.
The Group recognised €18 million of royalty income arising from the ownership of mineral rights in Queensland, Australia (2022: €96 million). On 7 March 2023, the Group entered into an agreement to sell the sub-strata and associated mineral rights. Upon regulatory approval, the transaction was consummated in April 2023. The total consideration approximated €35 million.
The Group recognised a gain of €54 million related to the sales of properties, mainly attributable to the sale of property in Germany completed on 7 July 2023.